SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO.  )

Filed  by  the  Registrant  [X]

Filed  by  a  Party  other  than  the  Registrant  [_]

Check  the  appropriate  box:

[_]     Preliminary  Proxy  Statement  [_] CONFIDENTIAL,  FOR  USE OF THE
                                           COMMISSION  ONLY  (AS  PERMITTED  BY
[X]     Definitive  Proxy  Statement       RULE  14C-5(D)(2))

[_]     Definitive  Additional  Materials

[_]     Soliciting  Material  Pursuant  to  (S)240.14a-11(c)  or  (S)240.14a-12

                                  RESMED INC.
                           --------------------------
                 (Name of Registrant as Specified In Its Charter)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]     No  fee  required.

[_]     $125  per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
Item  22(a)(2)  of  Schedule  14A.

[_]     $500  per  each  party  to the controversy pursuant to Exchange Act Rule
14a-6(i)(3).

[_]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title  of  each  class  of  securities  to  which  transaction  applies:
(2)     Aggregate  number  of  securities  to  which  transaction  applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)     Proposed  maximum  aggregate  value  of  transaction:
(5)     Total  fee  paid:

[_]     Fee  paid  previously  with  preliminary  materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount  Previously  Paid:
(2)     Form,  Schedule  or  Registration  Statement  No.:
(3)     Filing  Party:
(4)     Date  Filed:

Notes:

Dear  Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of ResMed Inc, at 3.00p.m. local time, on Monday, November 8, 1999 at ResMed Corp, 10121 Carroll Canyon Road, San Diego, California.

Information about the business of the meeting and the nominees for election as directors of the Company are set forth in the Notice of Meeting and the Proxy Statement, which are attached. This year you are asked to elect two Directors of the Company and to ratify the selection of independent auditors for fiscal year 2000.



Very  truly  yours,



Peter  C.  Farrell
President

                                   RESMED INC
                              _____________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                NOVEMBER 8, 1999
                              _____________________


The Annual Meeting of Stockholders of ResMed Inc will be held at ResMed Corp, 10121 Carroll Canyon Road, San Diego, California on November 8, 1999, at 3.00p.m. local time for the following purposes:

1.     To  elect  two  directors,  to  serve  for  a  three  year  term;
2. To ratify the selection of auditors to examine the consolidated financial statements of the Company for the fiscal year ending June 30, 2000; and
3.     To  transact such other business as may properly come before the meeting.

Please refer to the accompanying Proxy Statement for a more complete description of the matters to be considered at the meeting. Only stockholders of record at the close of business on September 9, 1999 will be entitled to notice of, and to vote at, the 1999 Annual Meeting and any adjournment thereof.

It is important that your shares be represented at the meeting. Even if you plan to attend the meeting in person, please sign, date and return your proxy form in the enclosed envelope as promptly as possible. This will not prevent you from voting your shares in person if you attend, but will make sure that your shares are represented in the event that you cannot attend.

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO UNITED STATES POSTAGE.


By  Order  of  the  Board  of  Directors,




Walter  Flicker
Secretary
Dated:  September  16,  1999

                                   RESMED INC
                              _____________________

                                 PROXY STATEMENT
                              _____________________

           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 8, 1999


GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors of ResMed Inc (the "Company") for use at the 1999 Annual Meeting of Stockholders to be held at 3.00p.m. on Monday, November 8, 1999 at ResMed Corp, 10121 Carroll Canyon Road, San Diego, California (the "meeting") for the following purposes:

1.     To  elect  two  directors,  to  serve  for  a  three  year  term;
2. To ratify the selection of auditors to examine the consolidated financial statements of the Company for the fiscal year ending June 30, 2000; and
3.     To  transact such other business as may properly come before the meeting.

The enclosed proxy may be revoked at any time before its exercise by giving written notice of revocation to the Secretary of the Company. The shares represented by proxies in the form solicited by the Board of Directors received by the Company prior to or at the Annual Meeting will be voted at the Annual Meeting. If a choice is specified on the proxy with respect to a matter to be voted upon, the shares represented by the proxy will be voted in accordance with that specification. If no choice is specified, the shares will be voted as stated below in this Proxy Statement.

It is expected that this Proxy Statement and the accompanying form of proxy will first be mailed to stockholders of the Company on or about September 28, 1999. The Company's Annual Report to Stockholders for 1999 is enclosed with this Proxy Statement along with a copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10K, but they do not form a part of the proxy soliciting material. The cost of soliciting proxies will be borne by the Company. Following the original mailing of the proxy soliciting material, regular employees of the Company may solicit proxies by mail, telephone, facsimile and personal interview. The Company may also request brokerage firms and other nominees or fiduciaries to forward copies of the proxy soliciting material and the 1999 Annual Report to beneficial owners of the stock held in their names, and the Company will reimburse them for reasonable out-of-pocket expenses incurred in doing so.


VOTING  SECURITIES  AND  VOTING  RIGHTS

Holders of the Company's Common Stock of record as of the close of business on September 9, 1999 (the "record date") are entitled to receive notice of and to vote at the meeting. At the record date, the Company had outstanding 14,876,459 shares of Common Stock, the holders of which are entitled to one vote per share.

In order to constitute a quorum for the conduct of business at the Meeting, a majority of the outstanding shares of the Company entitled to vote at the Meeting must be represented at the Meeting. Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e. shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares represented at the meeting for purposes of determining a quorum.

COMMON  STOCK  OWNERSHIP  OF  PRINCIPAL  STOCKHOLDERS  AND  MANAGEMENT

The following table shows the number of shares of Common Stock which, according to information supplied to the Company, are beneficially owned as of the record date by (i) each director of the Company (and director nominees), (ii) the Chief Executive Officer, (iii) each of the Named Officers as defined on page 5, (iv) each beneficial holder of more than five percent of the outstanding common stock and (v) by all directors, nominees and executive officers of the Company as a group. As used herein, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e. the power to dispose of, or to direct the disposition of, a security). A person is deemed, as of any date, to have "beneficial ownership" of any security that the person has the right to acquire within 60 days after that date.


                                                          Amount and
                                                          Nature of
                                                          Beneficial       Percent of
Name of Beneficial Owner                                  Ownership(1)       Class



William Blair & Company L.L.C. . . . . . . . . . . . . . . .   1,726,000(2)  11.60%
222 West Adams Street
Chicago IL 60606

Pilgrim Baxter and Associates, Ltd . . . . . . . . . . . . .   1,448,000(3)   9.73%
825 Duportail Road
Wayne PA 19087

Peter C. Farrell . . . . . . . . . . . . . . . . . . . . . .     797,212(4)   5.36%
c/o ResMed Inc
10121 Carroll Canyon Road
San Diego CA 92131-1109

Christopher G. Roberts . . . . . . . . . . . . . . . . . . .     224,500(5)   1.51%
Gary W. Pace . . . . . . . . . . . . . . . . . . . . . . . .     112,999(6)   0.76%
Michael A. Quinn . . . . . . . . . . . . . . . . . . . . . .      55,333(7)   0.37%
Donagh McCarthy. . . . . . . . . . . . . . . . . . . . . . .      38,333(8)   0.26%
Walter Flicker . . . . . . . . . . . . . . . . . . . . . . .     124,867(9)   0.84%
Norman A DeWitt. . . . . . . . . . . . . . . . . . . . . . .     82,599(10)   0.56%
Michael Hallett. . . . . . . . . . . . . . . . . . . . . . .     13,600(11)   0.09%

All executive officers and directors as a group (14 persons)  1,604,262(12)  10.78%



(1)     Except  for  the information based on Schedules 13G and Technimetrics, Inc.
Report 6/30/99 as indicated in the footnotes hereto, beneficial ownership is stated
as  of  September  9,  1999  and  includes  shares  subject  to  options  which are exercisable  within  60  days  after  September  9,  1999.
(2)     Based  on  Technimetrics,  Inc.  Report  6/30/99  and Schedule 13G filed by
William Blair & Company L.L.C., William Blair has sole dispositive power and shared voting  power  over  these  shares.
(3)     Based  on  Technimetrics,  Inc.  Report  6/30/99  and disclosure by Pilgrim
Baxter  and  Associates  Ltd,  Pilgrim Baxter has sole dispositive power and shared voting  power  over  these  shares.
(4)     Includes  25,000  shares held by a trust for his children.  Includes 38,887 shares  of  Common  Stock  which  may  be  acquired  upon  the exercise of options.
(5)     Includes  2,900  shares  held by his wife, 182,600 shares held of record by
Cabbit  Pty  Ltd  and  17,000  shares  held  by  Acemed  Pty  Ltd,  two  Australian corporations  controlled  by  Dr  Roberts  and his wife.  Includes 22,000 shares of common  stock  which  may  be  acquired  upon  the  exercise  of  options.
-2-

(6)     Includes  7,335  shares  of  common  stock  which  may be acquired upon the exercise  of  options.
(7)     Includes  24,333  shares  of  common  stock  which may be acquired upon the exercise  of  options.
(8)     Includes  29,333  shares  of  common  stock  which may be acquired upon the exercise  of  options.
(9)     Includes  44,000  shares  held by his wife, 40,000 shares held of record by
NewFolk  Pty  Ltd, an Australian corporation controlled by Mr Flicker and his wife.
Includes  17,867  shares of common stock which may be acquired upon the exercise of options.
(10)     Includes 41,666 shares held by his wife.  Includes 21,933 shares of common stock  which  may  be  acquired  upon  the  exercise  of  options.
(11)     Includes 13,600 shares of common stock which may be acquired upon exercise of  options.
(12)     Includes, in addition to the shares described in notes 5 through 11 above,
103,868  shares  of Common Stock which may be acquired upon the exercise of options by  executive  officers  not  named  in  the  table.


The information presented is based upon the knowledge of management and, in the case of the named individuals, upon information furnished by them.



EXECUTIVE  OFFICERS

The  executive  officers  of  the  Company,  as  at  September  9,  1999  are:


Name                   Age   Position


Peter C Farrell . . .   57   President and Chief Executive Officer
Christopher G Roberts   45   Executive Vice President
Mark Abourizk . . . .   42   Vice President, Intellectual Property
Michael Berthon-Jones   47   Vice President, Clinical Research
David D'Cruz. . . . .   41   Vice President, Quality Assurance and Regulatory Affairs
Norman W DeWitt . . .   49   General Counsel
Walter Flicker. . . .   44   Corporate Secretary
Michael D Hallett . .   41   Vice President, New Ventures
William A Nicklin . .   47   Vice President, Manufacturing
Adrian M Smith. . . .   35   Chief Financial Officer
Jonathan C Wright . .   49   Vice President, Global New Business


For  a  description  of  the  business  background  of Doctor Farrell and Doctor
Roberts,  see  "Matters  to  be  Acted  Upon/Election  of  Directors".

Mr Abourizk, currently Vice President, Intellectual Property, joined the Company as General Counsel in July 1995. From June 1993 to June 1995, Mr Abourizk managed the Sydney office of Francis Abourizk Lightowlers a legal partnership specializing in intellectual property matters. From March 1989 to May 1993 Mr Abourizk was Deputy Manager of Sirotech Legal Group, a technology transfer company. Mr Abourizk received B.Sc. (Hons) and LL.B. degrees from Monash University and Graduate Diploma in Intellectual Property from the University of Melbourne. Mr Abourizk is admitted to practice before the High Court of Australia, the Supreme Court of Victoria (Barrister and Solicitor) and the Supreme Court of New South Wales (Solicitor).

Dr Berthon-Jones has been Vice President, Clinical Research of the Company since July 1994. From July 1988 to June 1994, he was a research scientist at the David Read Laboratory at the University of Sydney. Dr Berthon-Jones holds M.D. and Ph.D degrees from the University of Sydney.

Mr D'Cruz has been Vice President, Quality Assurance and Regulatory Affairs since September 1996. From May 1994 until September 1996, he served as Director of Quality Assurance of the Company. From March 1990 to April 1994, he worked in the Company's Electronic Product Development department. From January 1989 to February 1990, he was employed at Royal Prince Alfred Hospital to research the effects of surgery on the Vestibular Occular Reflex. Mr D'Cruz holds a B.E. in Electronics from Curtin University, Western Australia and a Master's in Biomedical Engineering from the University of New South Wales.


Mr DeWitt, currently General Counsel, was previously Corporate Counsel (US) from October 1998 to June 1999, Vice President, US Marketing from August 1997 to September 1998 and Vice President US Operations from October 1994 to August 1997. From November 1990 to September 1994, he was an attorney in private practice in Minneapolis, Minnesota, most recently affiliated with the financial management advisory firm of Steven, Foster & Co., Inc. and as a consultant to the Company. Prior thereto, Mr DeWitt held positions both as an attorney and senior manager with Westlund Companies, Inc., a real estate construction firm, from March 1988 to October 1990. Mr DeWitt holds a B.A. from Amherst College, a J.D. from the University of Minnesota Law School and a L.L.M. from William Mitchell College of Law.


Mr Flicker, currently Corporate Secretary, was Vice President, US Operations from August 1997 to June 1999, Vice President, Corporate Development from February 1995 to August 1997 and, from December 1989 until February 1995, he served as Vice President, Finance of the Company. He has served as Corporate Secretary of the Company since August 1990. From July 1989 to November 1989, he was an engineering consultant with Bio-Agrix Pty Ltd., a biomedical engineering consulting company. From July 1988 to June 1989, Mr Flicker served as Business Development Manager at Baxter Center for Medical Research Pty Ltd, a subsidiary of Baxter International, Inc. Mr Flicker holds a B.E. with Honors in mechanical engineering and a Master's in Biomedical Engineering from the University of New South Wales.


Dr Hallett, currently Vice President, New Ventures, was Vice President, Advanced Product Development from August 1997 to June 1999. From January 1996 to July 1997 Dr Hallett was Vice President, Technology and New Business and from January 1993 to December 1995 was Vice President European Operations. From July 1989 to December 1992, he was a Baxter Visiting Research Fellow-Biomedical Engineering at the University of New South Wales. From October 1986 to June 1989, Dr
Hallett was a research engineer at the Baxter Center for Medical Research, Sydney, Australia. Dr Hallett received a B.E. in Chemical and Materials Engineering with Honors from the University of Auckland, and a Master's and Ph.D. in Biomedical Engineering from the University of New South Wales.


Mr Nicklin has been Vice President, Manufacturing of the Company since January 1990. From October 1987 to November 1989, he served as the Manufacturing Director of Valuca Pty Ltd, a manufacturer of small electrical appliances. From November 1989 to January 1990, Mr Nicklin was a consultant to Hanimex, a manufacturer of photographic products. Mr Nicklin holds a certificate in mechanical engineering.


Mr Smith has been Chief Financial Officer since February 1995. From January 1986 through January 1995, Mr Smith was employed by Price Waterhouse specializing in the auditing of listed public companies in the medical and scientific field. Mr Smith holds a Bachelor of Economics from Macquarie
University  and  is  a  Certified  Chartered  Accountant.

Dr Wright currently Vice President, Global New Business was Vice President, Marketing of the Company from June 1994 to September 1998. From October 1991 to May 1994, he was New Business Development Manager at Johnson and Johnson Medical Pty Ltd, a subsidiary of Johnson and Johnson, Inc. From September 1988 to September 1991, Dr Wright was a Project Manager at Sirotech Ltd, a technology transfer company. Dr Wright received a B.Sc. degree from the University of NSW, a Ph.D. from the University of Sydney, and a Graduate Diploma (Marketing) from the University of Technology, Sydney.



EXECUTIVE  COMPENSATION

The following table sets forth certain information regarding the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended June 30, 1999, 1998 and 1997 of those persons who were at June 30, 1999 (i) the chief executive officer of the Company, (ii) one of the four other most highly compensated executive officers of the Company whose annual salary and bonuses exceeded $100,000 or (iii) any other executive officer who would have qualified under sections (i) or (ii) of this paragraph but for the fact that the individual was not serving as an executive officer of the registrant at the end of the 1999 fiscal year (collectively, the "Named Officers").



                           Summary Compensation Table


                                                                   Long Term
                                                                 Compensation
                                         Annual Compensation    Awards Payouts

                                                                 Securities     All Other
                                                                 Underlying    Compensation
Name and Principal Position     Year     Salary ($)  Bonus ($)    Options       ($) (1)

Peter C Farrell . . . . . . . .  1999    260,000     132,187      40,000       41,550
President and . . . . . . . . .  1998    214,500     157,873      15,000        4,750
Chief Executive Officer . . . .  1997    197,004      42,959           -          710

Christopher G Roberts . . . . .  1999    129,150      39,313       8,000       17,922
Executive Vice President. . . .  1998    126,048      72,323       8,000       19,364
                                 1997    122,434      23,362           -       28,774

Norman W DeWitt . . . . . . . .  1999    105,000      57,831       4,800        4,800
Vice President, US Marketing. .  1998    102,550      43,242       5,000        3,948
                                 1997     97,500      22,500           -            -

Walter Flicker. . . . . . . . .  1999    100,000      23,726       5,400            -
Corporate Secretary(2). . . . .  1998     84,473      27,308       7,000        7,103

Michael Hallett . . . . . . . .  1999     85,050      38,049       4,800       10,147
Vice President, New Ventures(2)  1998     85,520      13,091       6,000        9,026


(1)     These  include  pension  plan  payments  and  non-cash  benefits.
(2)     Compensation  for  Mr  Flicker and Mr Hallett for the fiscal year ending
June  30,  1997  did  not  exceed  $100,000.

STOCK  OPTIONS


                        Option Grants in Last Fiscal Year



                                      Individual Grants

                      Number of     % of Total                                  Potential Realizable Value at
                      Securities    Options                                     Assumed Annual Rates of Stock
                      Underlying    Granted to     Exercise or                     Price Appreciation for
                      Option        Employees in   Base Price                            Term (2)
Name                  Granted (1)   Fiscal Year    ($/Sh)       Expiration Date      5%          10%


Peter C Farrell . . .  40,000       6.3%         $22.63         July 2, 2008       $499,062   $1,229,214
Christopher G Roberts   8,000       1.3%          22.63         July 2, 2008         99,812      245,843
Norman W DeWitt . . .   4,800       0.8%          22.63         July 2, 2008         59,887      147,506
Walter Flicker. . . .   5,400       0.9%          22.63         July 2, 2008         67,373      165,944
Michael Hallett . . .   4,800       0.8%          22.63         July 2, 2008         59,887      147,506



(1) Options granted under the Company's 1997 Equity Participation Plan (the "Plan") are exercisable starting 12 months after the grant date, with 33% of the shares covered thereby becoming exercisable at that time and an additional 33% of the option shares becoming exercisable on each successive anniversary date, with all option shares exercisable beginning on the third anniversary date. Under the terms of the Plan, this exercise schedule may be accelerated in certain specific situations.

(2) Assumed annual rates of stock appreciation for illustrative purposes only. Actual stock prices will vary from time to time based upon market factors and the Company's financial performance. No assurance can be given that such rates will be achieved.



The following table sets forth information concerning the stock option exercises by the Chief Executive Officer and Named Officers during the fiscal year ended June 30, 1999 and the unexercised stock options held at June 30, 1999 by the named officers.


    Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values



                                                  Number of Securities
                                                  Underlying Unexercised         Value of Unexercised In-the-
                    Shares Acquired    Value      Options at FY-End              Money Options at FY-End
Name                on Exercise        Realized   Exercisable   Unexercisable    Exercisable (1)/Unexercisable


Peter C Farrell . . .  8,446          $214,420    20,554        50,000           $505,948        $634,200
Christopher G Roberts      -                 -    16,667        13,333           $422,780        $197,460
Norman W DeWitt . . .      -                 -    18,667         8,133           $487,326        $121,298
Walter Flicker. . . .      -                 -    13,734        10,066           $349,076        $155,876
Michael Hallett . . .      -                 -    10,000         8,800           $251,422        $135,430



(1) Represents the amount by which the closing sales price of the Company's common stock on the Nasdaq Stock Market on June 30, 1999 ($33.188 per share) multiplied by the number of shares to which the options apply exceeded the aggregate exercise price of such options.

                      REPORT OF THE COMPENSATION COMMITTEE

INTRODUCTION

Decisions regarding compensation of the Company's executives generally are made based on recommendations by the Compensation Committee, which is composed of two independent outside directors. The Compensation Committee decisions on compensation of the Company's executive officers are reviewed and approved by the full Board. Set forth below is a report submitted by Messrs Donagh McCarthy and Michael A Quinn in their capacity as members of the Board's Compensation Committee addressing the Company's compensation policies for fiscal year 1999 as they affected executive officers of the Company, including the Chief Executive Officer and the Named Officers.

GENERAL  PHILOSOPHY

The Compensation Committee reviews and determines salaries, bonuses and all other elements of the compensation packages offered to the executive officers of the Company, including its Chief Executive Officer, and establishes the general compensation policies of the Company.

The Company desires to attract, motivate and retain high quality employees who will enable the Company to achieve its short and long term strategic goals and values. The Company participates in a high-growth environment where substantial competition exists for skilled employees. The ability of the Company to attract, motivate and retain high caliber individuals is dependent in large part upon the compensation packages it offers.

The Company believes that its executive compensation programs should reflect the Company's financial and operating performance. In addition, individual contribution to the Company's success should be supported and rewarded.

The 1993 Omnibus Budget Reconciliation Act ("OBRA") became law in August 1993. Under the law, income tax deductions of publicly-traded companies in tax years beginning on or after January 1 1994 may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises, and non-qualified benefits) for certain executive officers exceeds $1 million (less the amount of any "excess parachute-payments" as defined in Section 280G of the
Code) in any one year. Under OBRA, the deduction limit does not apply to payments which qualify as "performance-based". To qualify as "performance-based," compensation payments must be based solely upon the achievement of objective performance goals and made under a plan that is administered by a committee of outside directors. In addition, the material terms of the plan must be disclosed to and approved by shareholders, and the compensation committee must certify that the performance goals were achieved before payments can be made.

The Committee intends to design the Company's compensation programs to conform with the OBRA legislation and related regulations so that total compensation paid to any employee will not exceed $1 million in any one year, except for compensation payments which qualify as "performance-based." The Company may, however, pay compensation which is not deductible in limited circumstances when sound management of the Company so requires.

The Company's executive and key employee compensation program consists of a base salary component, a component providing the potential for an annual profit sharing bonus based on overall Company performance and a component providing the opportunity to earn stock options linking the employee's long-term financial success to that of the stockholders.

COMPENSATION

Base  Salary

Officers are compensated with salary ranges that are generally based on similar positions in companies of comparable size and complexity to the Company. In addition, the Company utilizes industry compensation surveys in determining compensation. The primary level of compensation is based on a combination of years of experience and performance. The salary of all officers is reviewed annually in June with the amount of the increases (which take effect the following July) based on factors such as Company performance, general economic conditions, marketplace compensation trends and individual performance.

In fiscal year 1999, the Board approved salary increases for the named officers as follows:

Peter  C  Farrell         21%
Christopher  G  Roberts   12%
Norman  DeWitt             2%
Walter  Flicker           19%
Michael  Hallett           5%

Profit  Sharing  Bonus

The second compensation component is a profit sharing program under the Company's Profit Sharing Bonus Plan. Bonuses are primarily based on the Company's annual financial performance and secondarily on the performance of the individual. Bonuses generally range from zero to 60% of base salary. The measures of annual financial performance used in determining the amount of bonuses include sales growth and earnings growth.

Stock  Options

The third major component of the officer's compensation consists of stock options. The primary purpose of granting stock options is to link the officers' financial success to that of the stockholders of the Company. The exercise price of stock options is determined by the Compensation Committee at the time the option is granted, but generally may not be less than the prevailing market price of the Company's Common Stock as of the date of grant. Options become exercisable commencing a minimum of twelve months from the date of grant and are exercisable for a maximum period of 10 years, as determined by the Compensation Committee.

Stock options were issued to Officers of the Company during fiscal year 1999 in accordance with the provisions of the Company's 1997 Equity Participation Plan.

CEO  COMPENSATION

The compensation of Dr Farrell is based upon the performance of the Company and the important role Dr Farrell plays within the Company as its founder, President and Chief Executive Officer, as a member of the Boards of the Company's principal subsidiaries and as an active participant in new product and corporate development.

Compensation  Committee  of  the  Company's  Board  of  Directors:
Donagh  McCarthy  (Chairman)
Michael  A  Quinn
Dated:  September  9,  1999

The above report of the Compensation Committee will not be deemed to be incorporated by reference to any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the same by reference.

COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

The Compensation Committee of the Board of Directors is responsible for executive compensation decisions as described above under "Board of Directors and Committees of the Board". During fiscal year 1999, the committee consisted of Mr Donagh McCarthy (Chairman) and Mr Michael A Quinn. Dr Farrell did not participate in discussions or decisions regarding his compensation package.



PERFORMANCE  GRAPH

Set forth below is a line graph comparing the cumulative stockholder return on the Company's Common Stock against the cumulative total return of the NASDAQ Composite Index and the Standard & Poors Medical Products and Supplies Index for the period commencing June 2, 1995 (the date the Company's Common Stock commenced trading on the NASDAQ Stock Market) through June 30, 1999, assuming an investment of $100 on June 2, 1995.



                               [GRAPHIC  OMITED]















                          June 2,  June 30,  June 30,  June 30,  June 30,  June 30,
                          1995     1995      1996      1997      1998      1999
                          ----     ----      ----      ----      ----      ----

ResMed Inc.. . . . . . .  $100.00   $109.09   $140.91   $222.73   $414.21   $603.42
NASDAQ Composite . . . .  $100.00   $106.93   $135.75   $165.19   $217.05   $307.70
Standard & Poors Medical
  Products and Supplies.  $100.00   $105.19   $136.63   $179.22   $237.75   $281.04

SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") and the National Association of Securities Dealers National Market System initial reports of ownership and reports of change in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent stockholders are required by Commission regulation to furnish the Company with copies of all
Section  16(a)  forms  they  file.

Based solely on its review of copies of such forms received by it with respect to fiscal 1999, or written representations from certain reporting persons, the Company believes that during fiscal 1999 all of its directors and executive officers and persons who own more than 10% of the Company's Common Stock have complied with the reporting requirements of Section 16(a).


                            MATTERS TO BE ACTED UPON

1.     Election  of  Directors
       -----------------------

     The Board of Directors, acting pursuant to the bylaws of the Company, has determined that the number of directors constituting the full Board of Directors shall be five at the present time.

     The Board is divided into three classes. One such class is elected every year at the Annual Meeting of Stockholders for a term of three years. The class of directors whose term expires in 1999 has two members, Dr Christopher G Roberts and Mr Donagh McCarthy. Accordingly, two directors are to be elected at the 1999 Annual Meeting of Stockholders, who will hold office until the 2001 Annual Meeting of Stockholders or until the director's prior death, disability, resignation or removal.

     The Board of Directors has nominated Dr Christopher G Roberts and Mr Donagh McCarthy for re-election as directors. Proxies are solicited in favor of these nominees and will be voted for them unless otherwise specified. If Dr Roberts and Mr McCarthy become unable or unwilling to serve as directors, it is intended that the proxies will be voted for the election of such other person, if any, as shall be designated by the Board of Directors.

     Information concerning the nominee for director and the other directors who will continue in office after the Annual Meeting is set forth below.


Name                        Age   Position with the Company

Peter C. Farrell(1). . . .   57   President, Chief Executive Officer and Chairman of the Board of Directors
Christopher G. Roberts (2)   45   Executive Vice President and Director
Donagh McCarthy (2)(3) . .   52   Director
Gary W. Pace (1) . . . . .   51   Director
Michael A. Quinn (3)(4). .   52   Director


     (1)  Term  expires  2000
     (2)  Term  expires  1999
     (3)  Member  of  Audit  Committee  and  the  Stock  Option  and  Compensation  Committee
     (4)  Term  expires  2001

     Dr Farrell has been President and a director of the Company since its inception in June 1989 and Chief Executive Officer since July 1990. From July 1984 to June 1989, Dr Farrell served as Vice President, Research and Development at various subsidiaries of Baxter International, Inc. ("Baxter") and from August 1985 to June 1989, he also served as Managing Director of the Baxter Center for Medical Research Pty Ltd., a subsidiary of Baxter. From January 1978 to December 1989, he was Foundation Director of the Center for Biomedical Engineering at the University of New South Wales where he currently serves as a Visiting Professor. Dr Farrell, from 1992 to 1996, was a director of F.H. Faulding & Co. Limited, a pharmaceutical company based in South Australia with annual revenues over $1 billion. He holds a B.E. in chemical engineering with Honors from the University of Sydney, an S.M. in chemical engineering from the Massachusetts Institute of Technology, a Ph.D. in chemical engineering and bioengineering from the University of Washington, Seattle and a D.Sc. from the University of New South Wales. Dr Farrell was named 1998 San Diego Entrepreneur of the Year for Health Sciences.

     Dr Roberts joined the Company in August 1992 as Executive Vice President. He has been director of the Company since September 1992. He also served as a director of the Company from August 1989 to November 1990. From February 1989 to June 1992, Dr Roberts served in various positions, most recently as Vice President-Clinical and Regulatory Affairs, with medical device subsidiaries of Pacific Dunlop Limited, a large multinational manufacturing company. From
January 1984 to December 1988, he served as President of BGS Medical Corporation, a medical device company which was acquired in September 1987 by Electro Biology Inc. ("EBI"), at which time he became Vice President-Clinical and Regulatory Affairs of EBI. Dr Roberts holds a B.E. in chemical engineering with Honors from the University of New South Wales, a M.B.A. from Macquarie University and a Ph.D. in biomedical engineering from the University of New South Wales.

     Mr McCarthy has been a director of the Company since November 1994. Since September 1996 he has been President of RMS Inc., an affiliate of Baxter Healthcare. From June 1993 until September 1996 he was the President of the North America Renal Division of Baxter. Mr McCarthy has held various positions at Baxter since 1982, including that of Vice President-Global Marketing, Strategy and Product Development. Mr McCarthy received a bachelor's degree in engineering from the National University of Ireland and a M.B.A. from the Wharton School, University of Pennsylvania.

     Dr Pace has been a director of the Company since July 1994. Dr Pace is President and Chief Executive Officer of RTP Pharma Corp. (formerly Research Triangle Pharmaceutical Ltd), a biopharmaceutical company working in the area of drug delivery, since November 1994. From January 1993 to September 1994, he was the founding President and Chief Executive Officer of Transcend Therapeutics Inc. (formerly Free Radical Sciences Inc.), a biopharmaceutical company. From September 1989 to January 1993, he was Senior Vice President of Clintec International, Inc., a Baxter/Nestle joint venture and manufacturer of clinical nutritional products. Dr Pace holds a B.Sc. with Honors from the University of New South Wales and a Ph.D. from the Massachusetts Institute of Technology.

     Mr Quinn, a director of the Company since September 1992, has been a management and financial consultant since February 1992. From July 1988 to January 1992, he served as Executive Chairman of Phoenix Scientific Industries Limited, a manufacturer of health care and scientific products. He currently is a director of Heggies Bulkhaul Limited. Mr Quinn holds a B.Sc. in physics and applied mathematics and a B.Ec. from the University of Western Australia and a M.B.A. from Harvard University.

                      Committees of the Board of Directors

The Board of Directors has two committees to assist in the management of the affairs of the Company the Stock Option and Compensation Committee and the Audit Committee. The Company does not have a standing Nominating Committee.

Stock  Option  and  Compensation  Committee

The Stock Option and Compensation Committee (the "Compensation Committee") currently consists of Messrs Donagh McCarthy (Chairman) and Michael A Quinn. The Compensation Committee administers the Company's 1995 Option Plan and 1997 Equity Participation Plan and has the authority to grant options under the latter plan. The Compensation Committee also makes recommendations regarding the compensation payable, including compensation under the Company's bonus plan, to the senior executive officers of the Company.

Audit  Committee

The Audit Committee currently consists of Messrs Michael A Quinn (Chairman) and Donagh McCarthy. This committee assists the Board in fulfilling its functions relating to corporate accounting and reporting practices and financial and accounting controls.

Meetings

The Compensation Committee met twice and the Audit Committee met four times during fiscal year 1999. These committees also met informally by telephone during the fiscal year as the need arose. The Board of Directors held 4 meetings during fiscal year 1999.

Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held during such period and the total number of meetings held during such period by the committees of the Board of Directors on which that director served.

Each director, who is not an employee of the Company, received an annual fee of $10,000 for his service as a director during fiscal 1999. In addition, each director is reimbursed for his travel expenses for attendance at all such meetings. Directors of the Company who are not employees also receive stock option grants, under the Company's 1997 Equity Participation Plan, covering up to 10,000 shares per year.


Vote

The Director will be elected by a favorable vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Meeting. Abstentions or broker non-votes as to the election of the director will not affect the election of the candidate receiving the plurality of votes.

Unless instructed to the contrary, the shares represented by the proxies will be voted FOR the election of the nominee named above as a director. Although it is anticipated that the nominee will be able to serve as a director, should the nominee become unavailable to serve, the proxies will be voted for such other person or persons as may be designated by the Company's Board of Directors.

2.     Ratification  of  Selection  of  Auditors
       -----------------------------------------

     The Board of Directors, following the recommendation of the Audit Committee, has selected the independent public accounting firm of KPMG LLP as the auditors to examine the consolidated financial statements of the Company for fiscal year 2000. The proxies solicited on behalf of the Board of Directors will be voted to ratify selection of that firm unless otherwise specified.

     KPMG LLP has served as the independent auditors for the Company since 1994. Representatives of KPMG LLP are expected to be present at the Annual Meeting of Stockholders. They will have the opportunity to make statements if they desire to do so and will be available to respond to appropriate questions.


3.     Other  Business
       ---------------

     The Board of Directors does not know of any other business to be presented to the Annual Meeting of Stockholders. If any other matters properly come before the meeting, however, the persons named in the enclosed form of proxy will vote the proxy in accordance with their best judgment.


                  STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

The Company expects to hold the 2000 Annual Meeting of Stockholders on November 6, 2000. If a stockholder wishes to present a proposal at the 2000 Annual Meeting of Stockholders, the proposal must be received by the Secretary of the Company on or before June 2, 2000 to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to the 2000 Annual Meeting of Stockholders. If the Company has not received notice on or before August 18, 2000 of any matter a stockholder intends to propose for a vote at the 2000 Annual Meeting of Stockholders, then a proxy solicited by the Board of Directors may be voted on such matter in the discretion of the proxy holder, without discussion of the matter in the proxy statement soliciting such proxy and without such matter appearing as a separate item on the proxy card.

By  Order  of  the  Board  of  Directors



Walter  Flicker
Secretary

Dated:  September  16,  1999

      THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF

                                   RESMED INC

  PROXY FOR 1999 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 8, 1999

The undersigned stockholder of ResMed Inc, a Delaware corporation, hereby appoints each of Norman W. DeWitt and Walter Flicker, with full power to act without the other and to appoint his substitute, as Proxy and attorney-in-fact and hereby authorizes the Proxy to represent and to vote, as designated on the reverse side, all the shares of voting stock of ResMed Inc held of record by the undersigned on September 9, 1999, at the 1999 Annual Meeting of Stockholders to be held on November 8, 1999, or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If this proxy is executed and no direction is made, this proxy will be voted "FOR" the nominees listed under proposal 1 and "FOR" proposal 2 and as the Proxy deems advisable on such other matters as may properly come before the meeting.

A majority of the proxies or substitutes who shall be present and shall act at said meeting or any adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said proxies hereunder.

                     PLEASE COMPLETE, DATE, SIGN AND RETURN
                            IN THE ENCLOSED ENVELOPE

                         (TO BE SIGNED ON REVERSE SIDE)

[  X  ]     Please  mark  your  votes  as
     in  this  example




     . . . . . .   FOR all   WITHHOLDING AUTHORITY
     . . . . . .   nominees  for only the following nominees                                                FOR   AGAINST ABSTAIN
1.   Election of
     Director. .   [   ]     [   ]   Dr Christopher G Roberts  2.  Ratification of KPMG LLP as the auditors [   ]  [   ]  [   ]
      . . . . . .            [   ]   Mr Donagh McCarthy            to examine the financial statements of
      . . . . . .                                                  the Company for fiscal year 2000.




The undersigned acknowledge receipt of the Notice of Meeting and Proxy Statement dated September 16, 1999 and the 1999 Annual Report of the Company.






SIGNATURE(S):  _______________________  DATE:  ________________

SIGNATURE(S):  _______________________  DATE:  ________________